SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): August 15, 1997
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                        CHOICE  CREDIT CARD MASTER TRUST I
          (Issuer in respect of the Choice Credit Card Master Trust I
   Floating Rate Class A Credit Card Participation Certificates, Series 1992-2
       7.20% Class B Credit Card Participation Certificates, Series 1992-2
                       (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)



    UNITED  STATES  OF  AMERICA                             33-55268
  (State  or  other   jurisdiction  of                 (Commission File No.)
         incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)

    701 EAST 60TH STREET, NORTH
     SIOUX FALLS, SOUTH DAKOTA                              57117
 (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (605) 331-2626


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
     Set forth below is the monthly report and servicer's certificate (the "Monthly Report") relating to the Distribution Date occurring on August 15, 1997 and the related Due Period delivered pursuant to Section 5.02 of the Series 1992-2 Supplement to the Pooling and Servicing Agreement, each dated as of December 15, 1992 (together, the "Agreement"), relating to Choice Credit Card Master Trust I, among Citibank (South Dakota), N.A. (the "Bank"), as successor to Citibank (Maryland), National Association, as Seller, the Bank, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee. The Monthly Report contains information relating to the distribution to Certificateholders on the referenced Distribution Date as well as information relating to the Receivables and the Accounts from which the Receivables have arisen. Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

                          CITIBANK (SOUTH DAKOTA), N.A.

================================================================================

                        CHOICE CREDIT CARD MASTER TRUST I
                     For the Due Period Ending July 28, 1997

================================================================================


This Certificate relates to the Distribution Date occurring on August 15, 1997 and the related Due Period.

A.  Information Regarding the Portfolio
    -----------------------------------

    1.  Portfolio Yield.........................................          8.47%

          Yield Component.......................................         15.07%

          Credit Loss Component.................................          6.60%

    2.  New Purchase Rate.......................................          9.28%

    3.  Total Payment Rate......................................         10.94%

    4.  Principal Payment Rate..................................          9.74%

    5. Aggregate Amount of Principal Receivables in the Trust:

          Beginning of Due Period..............................$  2,877,956,000

          Average..............................................$  2,864,345,815

          Lump Sum Addition....................................$              0

          End of Due Period....................................$  2,851,900,072

    6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period):

            Current............................................$  2,633,899,623
               5-34 days delinquent............................$    140,683,806
              35-64 days delinquent............................$     44,531,415
              65-94 days delinquent............................$     26,451,436
             95-124 days delinquent............................$     19,488,268
            125-154 days delinquent............................$     16,838,978
            155-184 days delinquent............................$     13,585,491

            Current.............................................         90.97%
               5-34 days delinquent.............................          4.86%
              35-64 days delinquent.............................          1.54%
              65-94 days delinquent.............................          0.91%
             95-124 days delinquent.............................          0.67%
            125-154 days delinquent.............................          0.58%
            155-184 days delinquent.............................          0.47%

                          CITIBANK (SOUTH DAKOTA), N.A.

================================================================================

                  CHOICE CREDIT CARD MASTER TRUST I - GROUP 1
                    For the Due Period Ending July 28, 1997

================================================================================

                                             Current Due       Current Due
                                             Period on an      Period on a
                                             Actual Basis(1)   Standard Basis(1)
B. Information Regarding Group 1
   -----------------------------
   (Percentage Basis)

   1.  Portfolio Yield                               8.47%               8.47%
   2.  Weighted Average Certificate Rate             5.65%               5.65%
   3.  Weighted Average Investor Fee Rates
           Fixed Servicing Fee                       0.77%               0.77%
           Others                                    0.17%               0.17%
   4.  Surplus Finance Charge Collections            1.88%               1.88%
   5.  Required Surplus Finance Charge Amount        0.00%               0.00%
   6.  Aggregate Surplus Finance Charge Amount       1.88%               1.88%
        minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
   (Dollar Basis)

   1.  Total Investor Collections                 $  114,096,149 $   114,096,149
           Principal Collections                  $  107,359,865 $   107,359,865
           Finance Charge Collections             $    6,736,284 $     6,736,284
   2.  Investor Default Amount                    $    2,930,155 $     2,930,155
   3.  Investor Monthly Interest                  $    2,366,514 $     2,366,514
   4.  Investor Monthly Fees
           Fixed Servicing Fees                   $      314,987 $       314,987
           Others                                 $       70,857 $        70,857
   5.  Surplus Finance Charge Collections         $    1,053,771 $     1,053,771
   6.  Required Surplus Finance Charge Collections$            0 $             0
   7. Aggregate Surplus Finance Charge Amount $ 1,053,771 $ 1,053,771 minus Required Surplus Finance Charge Amount


  (1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a series, activity from the series cut-off or close dates until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.

       All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using daycounts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from June 26, 1997 to July 28, 1997, 33 days, or July 15, 1997 to August 14, 1997, 31 days (standard basis).

                          CITIBANK (SOUTH DAKOTA), N.A.

================================================================================

                Choice Credit Card Master Trust I, Series 1992-2
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of December 15, 1992, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-2 Supplement (as amended and supplemented, the "Series Supplement"), between Citibank (South Dakota), Seller and Servicer, and Norwest Bank Minnesota, National Association, Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1992-2
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    277,777,778

   1b.  Class B Invested Amount         ......................$    102,000,000

   2a.  Class A Monthly Interest .............................$      1,754,514

   2b.  Class B Monthly Interest .............................$        612,000

   3a.  Balance in the Class A Interest Funding Account.......$     15,620,833

   3b.  Balance in the Class B Interest Funding Account.......$      1,836,000

   4a.  Available Cash Collateral Amount......................$     77,140,000

   4b.  Percent of Class B Invested Amount         ............         75.63%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$     55,555,556

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$    722,222,222

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.

================================================================================

                Choice Credit Card Master Trust I, Series 1992-2
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   15,620,833

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   15,620,833

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$  722,222,222

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.

================================================================================

                Choice Credit Card Master Trust I, Series 1992-2
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of December 15, 1992, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-2 Supplement (as amended and supplemented, the "Series Supplement"), between Citibank (South Dakota), N.A., Seller and Servicer, and Norwest Bank Minnesota, National Association, Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 15, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:/s/ Susan Sexton
                                      Name:Susan Sexton
                                      Title:Servicing Officer

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CITIBANK (SOUTH DAKOTA), N.A.,
                                   as Servicer
                                  Choice Credit Card Master Trust I



                                  By:  /s/ Eugene D. Rowenhorst
                                       ----------------------------------
                                       Eugene D. Rowenhorst
                                       Senior Vice President

Dated:  August 18, 1997